UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 24, 2010

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2010, Kilroy Realty, L.P. (the “Operating Partnership”) issued $250,000,000 in aggregate principal amount of its 6.625% Senior Notes due 2020 (the “Notes”). The terms of the Notes are governed by an indenture, dated as of May 24, 2010 (the “Indenture”), by and among the Operating Partnership, as issuer, Kilroy Realty Corporation, as guarantor (the “Company”), and U.S. Bank National Association, as trustee. A copy of the Indenture, including the form of the Notes and the guarantee, the terms of which are incorporated by reference, is attached as Exhibit 4.1 to this Current Report on Form 8-K. See Item 2.03 below for additional information.

The Notes, including the guarantee, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Operating Partnership offered and sold the Notes in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

On May 24, 2010, in connection with the issuance and sale of the Notes, the Operating Partnership and the Company also entered into a registration rights agreement with the initial purchasers of the Notes (the “Registration Rights Agreement”). A copy of the Registration Rights Agreement, the terms of which are incorporated by reference, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Pursuant to the Registration Rights Agreement, the Operating Partnership and the Company have agreed that they will:

•

file a registration statement with the SEC on or prior to 180 days after the closing date of the offering to register the issuance of substantially identical publicly registered notes in exchange for the Notes;

•	use all commercially reasonable efforts to have the registration statement declared effective by the SEC on or prior to 270 days after the closing date of the offering;

•

commence the exchange offer for the Notes promptly after the registration statement is declared effective by the SEC and keep the exchange offer open for at least 20 business days (or longer, if required by applicable securities laws) after the date notice of the exchange offer is sent to holders of notes (unless not permitted by applicable law or SEC policy);

•

use all commercially reasonable efforts to issue on or prior to 30 business days (or longer, if required by applicable securities laws) after the date on which the registration statement is declared effective by the SEC, publicly registered notes in exchange for all Notes tendered and not withdrawn in the exchange offer (unless not permitted by applicable law or SEC policy); and

•

if obligated to file a shelf registration statement, the Operating Partnership and the Company will use all commercially reasonable efforts to file the shelf registration statement with the SEC on or prior to 60 days after such filing obligation arises, to cause the shelf registration statement to be declared effective by the SEC on or prior to 120 days after such filing obligation arises and to keep the shelf registration statement continuously effective and the related prospectus current (subject to the right of the Operating Partnership to suspend sales of Notes pursuant to the shelf registration statement from time to time) for a period of one year after the last date on which any Notes are originally issued.

If the Operating Partnership and the Company do not meet these deadlines or maintain the effectiveness of the registration statements, then, subject to certain exceptions, additional interest will accrue on the Notes to be paid semi-annually in arrears at a rate per year equal to 0.25% of the principal amount of Notes to and including the 90th day following such registration default, and an additional 0.25% of the principal amount thereafter for each additional consecutive 90-day period during which the registration default is not cured. However, the maximum rate of additional interest will in no event exceed 0.50% per annum.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATON OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 24, 2010, the Operating Partnership issued $250,000,000 in aggregate principal amount of Notes. The Notes are senior unsecured obligations of the Operating Partnership and rank equally in right of payment with all other existing and future senior unsecured indebtedness of the Operating Partnership. Interest is payable on June 1 and December 1 of each year beginning December 1, 2010 until the maturity date of June 1, 2020. The Operating Partnership’s obligations under the Notes are fully and unconditionally guaranteed by the Company.

The Notes will be redeemable, at any time in whole or from time to time in part, at the option of the Operating Partnership. Holders of the Notes will not be entitled to require the Operating Partnership to redeem or repurchase the Notes upon the occurrence of change of control or highly levered transactions or other designated events.

Certain events are considered “Events of Default,” which may result in the accelerated maturity of the Notes, including:

•	default in the payment of any interest on the Notes when such interest becomes due and payable that continues for a period of 30 days;

•	default in the payment of the principal of the Notes, or any redemption price due with respect to the Notes, when due and payable;

•	failure to comply with obligations related to a merger, consolidation or sale;

•

default in the performance, or breach, of any of the Operating Partnership’s or the Company’s other covenants or warranties in the Indenture with respect to the Notes and continuance of such default or breach for a period of 60 days after written notice;

•

default under any bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, the Operating Partnership or by any subsidiary the repayment of which the Company or the Operating Partnership have guaranteed or for which the Company or Operating Partnership are directly responsible or liable as obligor or guarantor, having an aggregate principal amount outstanding of at least $35,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within the period specified in such instrument;

•

a final judgment for the payment of $35,000,000 or more (excluding any amounts covered by insurance) rendered against the Operating Partnership, the Company or any of the Operating Partnership or the Company’s respective subsidiaries, which judgment is not discharged or stayed within 60 days after (1) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (2) the date on which all rights to appeal have been extinguished; or

•	certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee for the Company, the Operating Partnership or any significant subsidiary.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated May 24, 2010, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 6.625% Senior Notes due 2020 and the form of the related guarantee

10.1	Registration Rights Agreement, dated May 24, 2010, among Kilroy Realty, L.P., Kilroy Realty Corporation, J.P. Morgan Securities Inc., Banc of America Securities LLC and Barclays Capital Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

Date: May 25, 2010

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated May 24, 2010, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 6.625% Senior Notes due 2020 and the form of the related guarantee

10.1	Registration Rights Agreement, dated May 24, 2010, among Kilroy Realty, L.P., Kilroy Realty Corporation, J.P. Morgan Securities Inc., Banc of America Securities LLC and Barclays Capital Inc.